SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 22, 1997


                                   ZILOG, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)



          Delaware                      0-18738                13-3092996
----------------------------       ------------------     ----------------------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
      of Incorporation)               File Number)        Identification Number)



          210 East Hacienda, Campbell, CA                      95008
      --------------------------------------                  --------
     (Address of principal executive offices)                (Zip Code)



                                 (408) 370-8000
                          ------------------------------
                         (Registrant's telephone number,
                              including area code)

Item 5.  Delaware Reincorporation.
         ------------------------

         On May 22, 1997, Zilog, Inc., a California corporation ("Zilog California"), effected a change in its domicile from the State of California to the State of Delaware (the "reincorporation") through a merger of the Company with and into Zilog, Inc., a Delaware corporation ("Zilog Delaware"). Appropriate consents and approvals were obtained for the reincorporation, including the approval of the shareholders of Zilog California.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)   Exhibits.

               2.1 Agreement of Merger and Plan of Reorganization between Zilog, Inc., a California corporation and Zilog, Inc., a Delaware corporation, dated as of May 21, 1997.

               3.i Certificate of Incorporation of Zilog, Inc., a Delaware corporation.

               3.ii   Bylaws of Zilog, Inc., a Delaware corporation.


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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  June 4, 1997.

                                        ZILOG, INC.


                                        By      /s/ Richard R. Pickard
                                           ------------------------------------
                                                    Richard R. Pickard
                                              Vice President, General Counsel
                                                       and Secretary


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


                                  EXHIBIT INDEX
                                  -------------


      Exhibit No.                      Description
      -----------                      -----------

          2.1             Agreement of Merger and Plan of
                          Reorganization between Zilog, Inc., a
                          California corporation and Zilog, Inc., a Delaware corporation, dated as of May 21, 1997.

          3.i             Certificate of Incorporation of Zilog, Inc., a
                          Delaware corporation.

         3.ii             Bylaws of Zilog, Inc., a Delaware corporation.


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